UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 31, 2006
                                (March 29, 2006)


                                ZONE 4 PLAY, INC.
             (Exact name of registrant as specified in its charter)


           NEVADA                  000-51255               98-0374121
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)          File Number)          Identification No.)



     103 FOULK ROAD, WILMINGTON, DE                                 19803
----------------------------------------                    --------------------
(Address of principal executive offices)                          (Zip Code)

                                 (302) 691-6177
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On March 30, 2006, pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder, Zone 4 Play, Inc. (the "Company") completed an offering consisted of 2,000,000 units offered at a price of $1.00 per unit. Each unit is comprised of one share of the Company's common stock, $.001 par value ("Shares") and a warrant to purchase one share at an exercise price of $1.35 per share for a period of 36 months ("Warrants"), to certain accredited investors ("Investors") for aggregate gross proceeds of $2,000,000, all pursuant to the terms and the conditions of the Securities Purchase Agreement ("Purchase Agreement") filed herewith as Exhibit 10.1 entered between the Company and the Investors, which is incorporated herein by reference. The terms and conditions of the Warrants are found in Exhibit 4.2, which is incorporated herein by reference.

Pursuant to the terms and conditions of a Registration Rights Agreement between the Company and the Investors, the Company has agreed to prepare and file a registration statement with the Securities and Exchange Commission covering the resale of the Shares and the shares underlying the Warrants within 45 days from the closing and use its best efforts to obtain effectiveness of such registration statement within 120 days from closing. In case the Company does not meet these filing deadlines, the Company is required to pay a penalty of 1% of the aggregate investment made by the Investors. A copy of this Registration Rights Agreement is attached herewith Exhibit 4.1 and incorporated herein by reference.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

4.1 Registration Rights Agreement dated March 29, 2006 between the Company and the Investors

4.2  Form of Stock Purchase Warrant

10.1 Securities Purchase Agreement dated March 29, 2006 between the Company and the Investors

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                   ZONE 4 PLAY, INC.
                                                   (Registrant)

                                                   By: /s/ Uri Levy
Date: March 31, 2006                               ----------------
                                                   Uri Levy
                                                   Chief Financial Officer